Acquisition - Summary of Pro Forma Financial Information (unaudited) (Detail) - iSheriff [Member] - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended	6 Months Ended
	Sep. 30, 2016	Sep. 30, 2016
Business Acquisition [Line Items]
Revenue	$ 44,775	$ 86,601
Net loss	$ (308)	$ (1,205)
Basic and diluted net loss per share	$ (0.01)	$ (0.02)
Weighted average number of ordinary shares used in computing basic and diluted net loss per share	54,636	54,462